UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported)                    04/15/2003

FLORIDA PUBLIC UTILITIES COMPANY

(Exact Name of Registrant as Specified in Charter)

Florida	0-1055	59-0539080
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

401 South Dixie Highway, West Palm Beach, FL	33401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code                    (561) 832-2461

Item 4.  Changes in Registrant’s Certifying Accountant

The Audit Committee of the board of directors of Florida Public Utilities Company (“FPU”) annually considers the selection of Florida Public Utilities Company’s independent public accountants.  As such, FPU’s Audit Committee, on April 15, 2003, decided to dismiss Deloitte & Touche LLP (“Deloitte & Touche”) as Florida Public Utilities Company’s independent public accountants and to engage BDO Seidman, LLP (“BDO Seidman”), as of April 17, 2003, to serve as Florida Public Utilities Company’s independent public accountants for the year ended December 31, 2003. The Audit Committee made the determination as part of its responsibility under the Sarbanes-Oxley Act of 2002 and related regulations adopted and proposed by the SEC, which formally charge audit committees of public companies with the responsibility of evaluating, retaining and discharging a company’s independent auditor.

Deloitte and Touche’s reports on Florida Public Utilities Company’s consolidated financial statements as of and for the years ended December 31, 2001 and 2002 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During Florida Public Utilities Company’s year ended December 31, 2001, the year ended December 31, 2002, and through the date of this Form 8-K, there were no disagreements with Deloitte and Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Deloitte and Touche’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on Florida Public Utilities Company’s consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K. The Company has authorized Deloitte and Touche to respond fully to any inquiries by BDO Seidman.

Florida Public Utilities Company provided Deloitte and Touche with a copy of the foregoing disclosures. Attached as Exhibit 16, is a copy of Deloitte and Touche’s letter, dated April 18, 2003, stating its response to such statements.

During Florida Public Utilities Company’s year ended December 31, 2001, the year ended December 31, 2002, and through the date of this Form 8-K, Florida Public Utilities Company did not consult with BDO Seidman in respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Florida Public Utilities Company’s consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit No.

Description of Exhibit

16

Letter from Deloitte & Touche LLP to Securities and Exchange Commission dated April 18, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FLORIDA PUBLIC UTILITIES COMPANY

(Registrant)

By  /s/ George M Bachman

George M Bachman

Chief Financial Officer

AND

By  /s/ John T English

John T English

Chief Executive Officer

April 18, 2003

Exhibit Index

Exhibit No.

Description of Exhibit

16

Letter from Deloitte & Touche LLP to Securities and Exchange Commission dated April 18, 2003